JPMorgan Funds - JPMorgan Trust II
Rule 10f-3 Transactions
For the period from January 1, 2014 to June 30, 2014

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 1/17/2014
Issuer EP Energy Corporation (EPE) IPO
Cusip 26878510
Shares 61,500
Offering Price $20.00
Spread $0.900
Cost $1,230,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.24%
Syndicate Members Credit Suisse /  J.P. Morgan / Citigroup / Goldman, Sachs & Co. / Morgan Stanley / Deutsche Bank Securities / UBS Investment Bank / BMO Capital Markets / RBC Capital Markets / Wells Fargo Securities / Evercore / Tudor, Pickering, Holt & Co. / Barclays / Jefferies / BofA Merrill Lynch / BBVA / Nomura / Scotiabank / Howard Weil / Societe Generale / TD Securities / Capital One Securities / CIBC / SunTrust Robinson Humphrey / ING / Mizuho Securities / SMBC Nikko / Stephens Inc. / Lebenthal Capital Markets / Topeka Capital Markets
Fund JPMorgan Small Cap Value Fund
Trade Date 1/17/2014
Issuer RSP Permian, Inc. (RSPP) IPO
Cusip 74978Q10
Shares 207,300
Offering Price $19.50
Spread $1.121
Cost $4,042,350
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 4.57%
Syndicate Members Barclays / J.P. Morgan / Tudor, Pickering, Holt & Co. / Raymond James / RBC Capital Markets / UBS Investment Bank / Jefferies / Johnson Rice & Company L.L.C. / Simmons & Company International / Scotiabank / Howard Weil / Stephens Inc. / Citigroup / Comerica Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 1/23/2014
Issuer Care.com (CRCM) IPO
Cusip 14163310
Shares 12,100
Offering Price $17.00
Spread $1.190
Cost $205,700
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.27%
Syndicate Members Morgan Stanley / BofA Merrill Lynch / J.P. Morgan / Allen & Company LLC / Stifel
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 1/23/2014
Issuer Santander Consumer USA Holdings Inc. (SC) IPO
Cusip 80283M10
Shares 93,200
Offering Price $24.00
Spread $0.960
Cost $2,236,800
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.85%
Syndicate Members Citigroup / J.P. Morgan / BofA Merrill Lynch / Deutsche Bank Securities / Santander / Barclays / Goldman, Sachs & Co. / Morgan Stanley / RBC Capital Markets / BMO Capital Markets / Credit Suisse / UBS Investment Bank / Wells Fargo Securities / KKR / Sandler O'Neill + Partners, L.P. / Stephens Inc. / LOYAL3 Securities
Fund JPMorgan Large Cap Value Fund
Trade Date 1/23/2014
Issuer Santander Consumer USA Holdings Inc. (SC) IPO
Cusip 80283M10
Shares 23,700
Offering Price $24.00
Spread $0.960
Cost $568,800
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.85%
Syndicate Members Citigroup / J.P. Morgan / BofA Merrill Lynch / Deutsche Bank Securities / Santander / Barclays / Goldman, Sachs & Co. / Morgan Stanley / RBC Capital Markets / BMO Capital Markets / Credit Suisse / UBS Investment Bank / Wells Fargo Securities / KKR / Sandler O'Neill + Partners, L.P. / Stephens Inc. / LOYAL3 Securities
Fund JPMorgan Mid Cap Core Fund
Trade Date 1/23/2014
Issuer Santander Consumer USA Holdings Inc. (SC) IPO
Cusip 80283M10
Shares 26,800
Offering Price $24.00
Spread $0.960
Cost $643,200
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.85%
Syndicate Members Citigroup / J.P. Morgan / BofA Merrill Lynch / Deutsche Bank Securities / Santander / Barclays / Goldman, Sachs & Co. / Morgan Stanley / RBC Capital Markets / BMO Capital Markets / Credit Suisse / UBS Investment Bank / Wells Fargo Securities / KKR / Sandler O'Neill + Partners, L.P. / Stephens Inc. / LOYAL3 Securities
Fund JPMorgan Small Cap Growth Fund
Trade Date 1/31/2014
Issuer XPO Logisitics, Inc. (XPO) Secondary
Cusip 98379310
Shares 95,000
Offering Price $25.00
Spread $1.000
Cost $2,375,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.75%
Syndicate Members Credit Suisse / Citigroup / Deutsche Bank Securities / J.P. Morgan / KeyBanc Capital Markets / BB&T Capital Markets / FBR / Oppenheimer & Co. / Raymond James / Stifel / Avondale Partners / Wolfe Research Securities
Fund JPMorgan Small Cap Growth Fund
Trade Date 1/31/2014
Issuer Ultragenyx Pharmaceutical Inc. (RARE) IPO
Cusip 90400D10
Shares 44,900
Offering Price $21.00
Spread $1.470
Cost $942,900
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.79%
Syndicate Members J.P. Morgan / Morgan Stanley / Cowen and Company / Canaccord Genuity
Fund JPMorgan Small Cap Value Fund
Trade Date 1/31/2014
Issuer Ultragenyx Pharmaceutical Inc. (RARE) IPO
Cusip 90400D10
Shares 15,600
Offering Price $21.00
Spread $1.470
Cost $327,600
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.79%
Syndicate Members J.P. Morgan / Morgan Stanley / Cowen and Company / Canaccord Genuity
Fund JPMorgan Small Cap Value Fund
Trade Date 2/7/2014
Issuer Roundy's, Inc. (RNDY) Secondary
Cusip 77926810
Shares 189,700
Offering Price $7.00
Spread $0.315
Cost $1,327,900
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 6.96%
Syndicate Members Credit Suisse / J.P. Morgan / BofA Merrill Lynch / BMO Capital Markets / Baird
Fund JPMorgan Small Cap Value Fund
Trade Date 2/12/2014
Issuer Talmer Bancorp, Inc. (TLMR) IPO
Cusip 87482X10
Shares 53,000
Offering Price $13.00
Spread $0.910
Cost $689,000
Dealer Executing Trade Keefe, Bruyette & Woods
% of Offering  purchased by firm 2.09%
Syndicate Members Keefe, Bruyette & Woods / J.P. Morgan / Raymond James / RBC Capital Markets / Sterne Agee / Sandler O'Neill + Partners, L.P.
Fund JPMorgan Small Cap Value Fund
Trade Date 2/14/2014
Issuer Inogen Inc (INGN) IPO
Cusip 45780L10
Shares 33,600
Offering Price $16.00
Spread $1.120
Cost $537,600
Dealer Executing Trade Leerink Partners
% of Offering  purchased by firm 3.12%
Syndicate Members J.P. Morgan / Leerink Partners / William Blair / Stifel
Fund JPMorgan Small Cap Value Fund
Trade Date 3/6/2014
Issuer FireEye, Inc. (FEYE) Secondary
Cusip 31816Q10
Shares 28,100
Offering Price $82.00
Spread $2.460
Cost $2,304,200
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.45%
Syndicate Members Morgan Stanley / Barclays / J.P. Morgan / Goldman, Sachs & Co. / UBS Investment Bank / Deutsche Bank Securities / Citigroup / Pacific Crest Securities / Nomura
Fund JPMorgan Small Cap Growth Fund
Trade Date 3/6/2014
Issuer RingCentral, Inc. (RNG) Secondary
Cusip 76680R20
Shares 237,800
Offering Price $21.50
Spread $1.020
Cost $5,112,700
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 8.17%
Syndicate Members Goldman, Sachs & Co. / J.P. Morgan / BofA Merrill Lynch / Raymond James / William Blair / Oppenheimer & Co. / Macquarie Capital / Northland Capital Markets
Fund JPMorgan Small Cap Growth Fund
Trade Date 3/20/2014
Issuer Q2 Holdings, Inc. (QTWO) IPO
Cusip 74736L10
Shares 39,500
Offering Price $13.00
Spread $0.910
Cost $513,500
Dealer Executing Trade Stifel
% of Offering  purchased by firm 3.44%
Syndicate Members J.P. Morgan / Stifel / RBC Capital Markets / Raymond James / Canaccord Genuity / Needham & Company
Fund JPMorgan Small Cap Value Fund
Trade Date 3/20/2014
Issuer Q2 Holdings, Inc. (QTWO) IPO
Cusip 74736L10
Shares 3,800
Offering Price $13.00
Spread $0.910
Cost $49,400
Dealer Executing Trade Stifel
% of Offering  purchased by firm 3.44%
Syndicate Members J.P. Morgan / Stifel / RBC Capital Markets / Raymond James / Canaccord Genuity / Needham & Company
Fund JPMorgan Small Cap Growth Fund
Trade Date 3/21/2014
Issuer A10 Networks, Inc. (ATEN) IPO
Cusip 212110
Shares 408,500
Offering Price $15.00
Spread $1.050
Cost $6,127,500
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 6.56%
Syndicate Members Morgan Stanley / BofA Merrill Lynch / J.P. Morgan / RBC Capital Markets / Pacific Crest Securities / Oppenheimer & Co.
Fund JPMorgan Small Cap Growth Fund
Trade Date 3/25/2014
Issuer Veeva Systems Inc. (VEEV) Secondary
Cusip 92247510
Shares 135,068
Offering Price $26.35
Spread $0.990
Cost $3,559,042
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.52%
Syndicate Members Morgan Stanley / Deutsche Bank Securities / J.P. Morgan / Pacific Crest Securities / Canaccord Genuity / Stifel / Wells Fargo Securities
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 3/26/2014
Issuer King Digital Entertainment PLC (KING) IPO
Cusip G5258J10
Shares 22,300
Offering Price $22.50
Spread $1.290
Cost $501,750
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.18%
Syndicate Members J.P. Morgan / Credit Suisse / BofA Merrill Lynch / Barclays / Deutsche Bank / RBC Capital Markets / BMO Capital Markets / Cowen and Company / Pacific Crest Securities / Piper Jaffray / Stifel / Wedbush Securities / Raine Securities LLC
Fund JPMorgan Multi-Cap Market Neutral Fund
Trade Date 3/26/2014
Issuer King Digital Entertainment PLC (KING) IPO
Cusip G5258J10
Shares 15,400
Offering Price $22.50
Spread $1.290
Cost $346,500
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.18%
Syndicate Members J.P. Morgan / Credit Suisse / BofA Merrill Lynch / Barclays / Deutsche Bank / RBC Capital Markets / BMO Capital Markets / Cowen and Company / Pacific Crest Securities / Piper Jaffray / Stifel / Wedbush Securities / Raine Securities LLC
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 3/27/2014
Issuer CBS Outdoor Americas Inc. (CBSO) IPO
Cusip 14987J10
Shares 21,700
Offering Price $28.00
Spread $1.260
Cost $607,600
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.15%
Syndicate Members Goldman, Sachs & Co. / BofA Merrill Lynch / J.P. Morgan / Morgan Stanley / Citigroup / Deutsche Bank Securities / Wells Fargo Securities / BNP Paribas / Credit Suisse / Mizuho Securities / RBS / SMBC Nikko / UBS Investment Bank / BNY Mellon Capital Markets, LLC / TD Securities / Barrington Research / Evercore / Guggenheim Securities / Nomura / RBC Capital Markets / Drexel Hamilton / Lebenthal & Co., LLC / Loop Capital Markets / Ramirez & Co., Inc./ The Williams Capital Group, L.P.
Fund JPMorgan Small Cap Value Fund
Trade Date 4/4/2014
Issuer Five9, Inc. (FIVN) IPO
Cusip 33830710
Shares 45,200
Offering Price $7.00
Spread $0.490
Cost $316,400
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.24%
Syndicate Members J.P. Morgan / Barclays / BofA Merrill Lynch / Pacific Crest Securities / Canaccord Genuity / Needham & Company
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 4/4/2014
Issuer IMS Health Holdings, Inc. (IMS) IPO
Cusip 44970B10
Shares 59,500
Offering Price $20.00
Spread $0.900
Cost $1,190,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.13%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / Morgan Stanley / BofA Merill Lynch / Barclays / Deutsche Bank Securities / Wells Fargo Securities / TPG Captial BD, LLC / HSBC / SunTrust Robinson Humphrey / Mizuho Securities / RBC Capital Markets / Piper Jaffray / William Blair / Drexel Hamilton / Leerink Partners / Stifel
Fund JPMorgan Small Cap Value Fund
Trade Date 4/8/2014
Issuer La Quinta Holdings Inc. (LQ) IPO
Cusip 50420D10
Shares 107,800
Offering Price $17.00
Spread $0.850
Cost $1,832,600
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.53%
Syndicate Members J.P. Morgan / Morgan Stanley / BofA Merrill Lynch / Citigroup / Credit Suisse / Deutsche Bank Securities / Goldman, Sachs & Co. / Wells Fargo Securities / Blackstone Capital Markets / EA Markets / Evercore / JMP Securities / Lebenthal Capital Markets / Loop Capital Markets / Mischler Financial Group, Inc. / Ramirez & Co., Inc. / Raymond James / RBC Capital Markets / Stifel
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 4/9/2014
Issuer Ally Financial Inc. (ALLY) IPO
Cusip 02005N10
Shares 67,300
Offering Price $25.00
Spread $0.190
Cost $1,682,500
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.44%
Syndicate Members Citigroup / Goldman, Sachs & Co. / Morgan Stanley / Barclays / BofA Merrill Lynch / Deutsche Bank Securities / J.P. Morgan / Sandler O'Neill + Partners L.P. / Keefe, Bruynette, & Woods / Credit Suisse / Evercore / RBC Capital Markets / Scotiabank / Credit Agricole CIB / Raymond James / Societe Generale / Guggenheim Securities / Sanford C. Bernstein / The Seaport Group
Fund JPMorgan Small Cap Value Fund
Trade Date 4/15/2014
Issuer Paycom Software, Inc. (PAYC) IPO
Cusip 70432V10
Shares 47,300
Offering Price $15.00
Spread $1.050
Cost $709,500
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.99%
Syndicate Members Barclays / J.P. Morgan / Pacific Crest Securities / Stifel /  Canaccord Genuity
Fund JPMorgan Small Cap Value Fund
Trade Date 4/16/2014
Issuer Moelis & Company (MC) IPO
Cusip 60786M10
Shares 24,300
Offering Price $25.00
Spread $1.750
Cost $607,500
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 14.62%
Syndicate Members Goldman, Sachs & Co. / Morgan Stanley / Moelis & Company / J.P. Morgan / UBS Investment Bank / Keefe, Bruyette & Woods / Sanford C. Bernstein / JMP Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 4/16/2014
Issuer TriVascular Technologies, Inc. (TRIV) IPO
Cusip 89685A10
Shares 31,900
Offering Price $12.00
Spread $0.840
Cost $382,800
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.72%
Syndicate Members J.P. Morgan / Credit Suisse / Canaccord Genuity / Stifel
Fund JPMorgan Mid Cap Growth Fund
Trade Date 5/1/2014
Issuer HD Supply Holdings, Inc. (HDS) Secondary
Cusip 40416M10
Shares 155,800
Offering Price $26.00
Spread $0.910
Cost $4,050,800
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.49%
Syndicate Members BofA Merrill Lynch / Barclays / Credit Suisse / J.P. Morgan / Citigroup / Deutsche Bank Securities / Goldman Sachs & Co. / Morgan Stanley / UBS Investment Bank / Wells Fargo Securities / Baird / William Blair / Raymond James / BB&T Capital Markets / SunTrust Robinson Humphrey / Drexel Hamilton / Guzman & Company
Fund JPMorgan Small Cap Value Fund
Trade Date 5/23/2014
Issuer Parsley Energy, Inc. (PE) IPO
Cusip 70187710
Shares 26,400
Offering Price $18.50
Spread $1.020
Cost $488,400
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.19%
Syndicate Members Credit Suisse / Goldman, Sachs & Co. / J.P. Morgan / Wells Fargo Securities / Morgan Stanley / Raymond James / Tudor, Pickering, Holt & Co. / RBC Capital Markets / Global Hunter Securities / Macquarie Capital / Scotiabank / Howard Weil / Simmons & Company International / Stephens Inc.
Fund JPMorgan Mid Cap Growth Fund
Trade Date 6/6/2014
Issuer CoStar Group (CSGP) Secondary
Cusip 22160N10
Shares 76,200
Offering Price $160.00
Spread $6.400
Cost $12,192,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 6.47%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / BofA Merrill Lynch / Citigroup / SunTrust Robinson Humphrey / Wells Fargo Securities / Needham & Company / Stephens Inc. / William Blair / JMP Securities / B. Riley & Co.
Fund JPMorgan Small Cap Value Fund
Trade Date 6/17/2014
Issuer Century Communities, Inc. (CCS) IPO
Cusip 15650430
Shares 39,500
Offering Price $23.00
Spread $1.610
Cost $908,500
Dealer Executing Trade FBR
% of Offering  purchased by firm 5.15%
Syndicate Members FBR / J.P. Morgan / Deutsche Bank Securities / Zelman Partners LLC / Builder Advisor Group, LLC
Fund JPMorgan Small Cap Value Fund
Trade Date 6/18/2014
Issuer ZS Pharma, Inc. (ZSPH) IPO
Cusip 98979G10
Shares 16,800
Offering Price $18.00
Spread $1.260
Cost $302,400
Dealer Executing Trade Credit Suisse
% of Offering  purchased by firm 1.15%
Syndicate Members J.P. Morgan / Credit Suisse / BMO Capital Markets / William Blair
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 6/18/2014
Issuer Markit Ltd. (MRKT) IPO
Cusip G5824910
Shares 81,700
Offering Price $24.00
Spread $0.960
Cost $1,960,800
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.23%
Syndicate Members BofA Merrill Lynch / Barclays / Citigroup / Credit Suisse / Deutsche Bank Securities / Goldman, Sachs & Co. / HSBC / J.P. Morgan / Morgan Stanley / UBS Investment Bank / BNP Paribas / Jefferies / RBC Capital Markets / RBS / TD Securities
Fund JPMorgan Multi-Cap Market Neutral Fund
Trade Date 6/18/2014
Issuer Markit Ltd. (MRKT) IPO
Cusip G5824910
Shares 42,300
Offering Price $24.00
Spread $0.960
Cost $1,015,200
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.23%
Syndicate Members BofA Merrill Lynch / Barclays / Citigroup / Credit Suisse / Deutsche Bank Securities / Goldman, Sachs & Co. / HSBC / J.P. Morgan / Morgan Stanley / UBS Investment Bank / BNP Paribas / Jefferies / RBC Capital Markets / RBS / TD Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 6/18/2014
Issuer Markit Ltd. (MRKT) IPO
Cusip G5824910
Shares 133,700
Offering Price $24.00
Spread $0.960
Cost $3,208,800
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.23%
Syndicate Members BofA Merrill Lynch / Barclays / Citigroup / Credit Suisse / Deutsche Bank Securities / Goldman, Sachs & Co. / HSBC / J.P. Morgan / Morgan Stanley / UBS Investment Bank / BNP Paribas / Jefferies / RBC Capital Markets / RBS / TD Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 6/25/2014
Issuer Imprivata, Inc. (IMPR) IPO
Cusip 45323J10
Shares 19,400
Offering Price $15.00
Spread $1.050
Cost $291,000
Dealer Executing Trade Piper Jaffray
% of Offering  purchased by firm 2.78%
Syndicate Members J.P. Morgan / Piper Jaffray / William Blair / Wells Fargo Securities / Stephens Inc.
Fund JPMorgan Small Cap Value Fund
Trade Date 6/26/2014
Issuer GoPro, Inc. (GPRO) IPO
Cusip 38268T10
Shares 23,700
Offering Price $24.00
Spread $1.440
Cost $568,800
Dealer Executing Trade Citigroup
% of Offering  purchased by firm 0.66%
Syndicate Members J.P. Morgan / Citigroup / Barclays / Allen & Company LLC / Stifel / Baird / MCS Capital Markets / Piper Jaffray / Raymond James
Fund JPMorgan Small Cap Value Fund
Trade Date 6/26/2014
Issuer ServiceMaster Global Holdings, Inc. (SERV) IPO
Cusip 81761R10
Shares 101,900
Offering Price $17.00
Spread $0.850
Cost $1,732,300
Dealer Executing Trade Credit Suisse
% of Offering  purchased by firm 5.32%
Syndicate Members J.P. Morgan / Credit Suisse / Goldman, Sachs & Co. / Morgan Stanley / BofA Merrill Lynch / Jefferies / Natixis / RBC Capital Markets / Baird / Piper Jaffray / Ramirez & Co., Inc.
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 6/27/2014
Issuer The Michaels Companies, Inc. (MIK) IPO
Cusip 59408Q10
Shares 36,800
Offering Price $17.00
Spread $0.960
Cost $625,600
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.86%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / Barclays / Deutsche Bank Securities / BofA Merrill Lynch / Credit Suisse / Morgan Stanley / Wells Fargo Securities / Guggenheim Securities / Macquarie Capital / Nomura / Piper Jaffray / Raymond James / Stephens Inc. / SunTrust Robinson Humphrey / Ramirez & Co., Inc. / Telsey Advisory Group / The Williams Capital Group, L.P.
Fund JPMorgan Small Cap Value Fund
Trade Date 6/27/2014
Issuer The Michaels Companies, Inc. (MIK) IPO
Cusip 59408Q10
Shares 42,300
Offering Price $17.00
Spread $0.960
Cost $719,100
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.86%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / Barclays / Deutsche Bank Securities / BofA Merrill Lynch / Credit Suisse / Morgan Stanley / Wells Fargo Securities / Guggenheim Securities / Macquarie Capital / Nomura / Piper Jaffray / Raymond James / Stephens Inc. / SunTrust Robinson Humphrey / Ramirez & Co., Inc. / Telsey Advisory Group / The Williams Capital Group, L.P.